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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 March 12, 2001
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                Date of Report (Date of earliest event reported)


                              Novo Networks, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


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
           DELAWARE                               0-28579                      75-2233445
(State or Other Jurisdiction of               Commission File               (I.R.S. Employer
Incorporation or Organization)                    Number                   Identification No.)


      300 Crescent Court, Suite 800
             Dallas, Texas                                                    75201
------------------------------------------                            --------------------
(Address of Principal Executive Offices)                                   (Zip Code)
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                                 (214) 777-4100
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               Registrant's telephone number, including area code



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          (Former Name or former Address, if Changed Since Last Report)




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ITEM 5.  Other Events.

         On March 12, 2001, the Registrant issued a press release detailing a planned reduction in staff and announcing that it had engaged JP Morgan to advise on strategic alternatives. A copy of that press release is filed as
Exhibit 99.1 to this Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99.1 Text of press release dated March 12, 2001.





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                  Pursuant to the requirements of the Securities Exchange Act of
1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


March 13, 2001


                             Novo Networks, Inc.


                             By /s/ STUART J. CHASANOFF
                                ----------------------------------------------
                             Name: Stuart J. Chasanoff
                             Title: Senior Vice President, General Counsel and
                                    Secretary



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                                Index to Exhibits


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
EXHIBIT
NUMBER   DESCRIPTION
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

99.1     Text of March 12, 2001 Press Release
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